                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934


                                 MAY 20, 1997
                               (Date of Report)


                      EQUITY RESIDENTIAL PROPERTIES TRUST
            (Exact Name of Registrant as Specified in its Charter)



                                    1-12252
                             (Commission File No.)



          Maryland                                               36-3877868
(State or Other Jurisdiction                                  (I.R.S. Employer
      of Incorporation)                                      Identification No.)


Two North Riverside Plaza, Chicago, Illinois                        60606
  (Address of Principal Executive Offices)                       (Zip Code)



                                (312) 474-1300
             (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


ACQUISITIONS

Equity Residential Properties Trust and its subsidiaries (the "Company") has acquired 18 multifamily properties during the period from January 2, 1997 through May 20, 1997. The cash portion of these transactions was financed primarily through the December 1996 Common Share Offerings and the March 1997 Common Share Offerings. Descriptions of the acquired properties are as follows. The Company has also made commitments to acquire an additional seven properties which are discussed in Item 5 (the "1997 Probable Properties").

Capitalized terms not defined herein are used as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, as amended by Form 10-K/A, and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 1997.

TOWN CENTER APARTMENTS, KINGSWOOD, TEXAS

On January 2, 1997, the Company acquired a multifamily property located in Kingwood, Texas ("Town Center"). Town Center was approximately 95% occupied as of May 1, 1997. The property consists of 258 units in 14 residential buildings and one leasing office/clubhouse on approximately 10 acres. Amenities include a clubhouse, swimming pool, picnic area with barbecue grills, covered parking, 50 garages, full-size washers and dryers in all units, microwaves and frost-free refrigerators in all units and fireplaces in select units. The property was constructed in 1994. Property management services are being provided by the Company.

Terms of Purchase

Town Center was purchased from an unaffiliated third party for approximately $12.8 million.

HARBORVIEW APARTMENTS, SAN PEDRO, CALIFORNIA

On January 21, 1997, the Company acquired a multifamily property located in San Pedro, California ("Harborview"). Harborview was approximately 100% occupied as of May 1, 1997. The property consists of 160 units in 23 residential buildings on approximately seven acres. Amenities include a community center, swimming pool, access gates, covered parking, washer/dryer in each unit and fireplaces in each unit. The property was constructed in 1985. Property management services are being provided by the Company since the date of acquisition.

Terms of Purchase

Harborview was purchased from an unaffiliated third party for approximately $19 million, which included the assumption of mortgage indebtedness of approximately $12.7 million.

THE CARDINAL APARTMENTS, GREENSBORO, NORTH CAROLINA

On January 31, 1997, the Company acquired a multifamily property located in Greensboro, North Carolina ("The Cardinal"). The Cardinal was approximately 93% occupied as of May 1, 1997. The property consists of 256 units in 11 three story residential buildings on approximately 17 acres. Amenities include a clubhouse, swimming pool, fitness room, tennis courts, washer/dryer hookups, microwaves, ceiling fans and mini-blinds. The property was constructed in 1994. Property management services are being provided by the Company since the date of acquisition.

Terms of Purchase

The Cardinal was purchased from an unaffiliated third party for approximately $12.8 million, which included the assumption of mortgage indebtedness of approximately $7.5 million.

TRAILS AT DOMINION APARTMENTS, HOUSTON, TEXAS

On February 12, 1997, the Company acquired a multifamily property located in Houston, Texas ("Trails at Dominion"). Trails at Dominion was approximately 91% occupied as of May 1, 1997. The property consists of 843 units in 44 two and three story residential buildings and three one-story office/clubhouses on approximately 55 acres. Amenities include three clubhouses, a fitness center, five swimming pools, three spas, four tennis courts, a sand volleyball court, fireplaces in select units, washer/dryer connections in every unit, washer/dryers in select units and microwaves in every unit. The property was constructed in phases between 1992 and 1995. Property management services are being provided by the Company since the date of acquisition.

Terms of Purchase

Trails at Dominion was purchased from an unaffiliated third party for approximately $38.3 million, which included the assumption of mortgage indebtedness of approximately $26.2 million.

DARTMOUTH WOODS APARTMENTS, LAKEWOOD, COLORADO

On February 25, 1997, the Company acquired a multifamily property located in Lakewood, Colorado ("Dartmouth Woods"). Dartmouth Woods was approximately 96% occupied as of May 1, 1997. The property consists of 201 units in six two, three and four story residential buildings on approximately 13 acres. Amenities include a clubhouse with fitness center, swimming pool, jacuzzi, garages and covered parking, microwaves in every unit, washer/dryer hookups in every unit and gas fireplaces in some units. The property was constructed in 1990. Property management services are being provided by the Company since the date of acquisition.

Terms of Purchase

Dartmouth Woods was purchased from an unaffiliated third party for approximately $12.4 million, which included the assumption of mortgage indebtedness of approximately $4.4 million.

RINCON APARTMENTS, HOUSTON, TEXAS

On February 28, 1997, the Company acquired a multifamily property located in Houston, Texas ("Rincon"). Rincon was approximately 100% occupied as of May 1, 1997. The property consists of 288 units in nine three story residential buildings, one two story clubhouse and a four-level parking structure on approximately five acres. Amenities include a clubhouse with business center, fitness center, spa, swimming pool, barbecue grills, washer/dryers in all units, crown molding, microwaves and lockable storage closets. The property was constructed in 1996. Property management services are being provided by the Company since the date of acquisition.

Terms of Purchase

Rincon was purchased from an unaffiliated third party for approximately $20.9 million.

WATERFORD AT THE LAKES APARTMENTS, KENT, WASHINGTON

On February 28, 1997, the Company acquired a multifamily property located in Kent, Washington ("Waterford at the Lakes"). Waterford at the Lakes was approximately 97% occupied as of May 1, 1997. The property consists of 344 units in 35 two and three story residential buildings on approximately 18 acres. Amenities include a clubhouse, two swimming pools, indoor/outdoor spa, tanning salon, daycare center, playground, fitness room and washer/dryers in each unit. The property was constructed in 1990. Property management services are being provided by the Company since the date of acquisition.

Terms of Purchase

Waterford at the Lakes was purchased from an unaffiliated third party for approximately $18.9 million.

JUNIPERS OF YARMOUTH APARTMENTS, YARMOUTH, MAINE

On March 17, 1997, the Company acquired a multifamily property located in Yarmouth, Maine ("Junipers of Yarmouth"). Junipers of Yarmouth was approximately 99% occupied as of May 1, 1997. The property consists of 225 units in 13 two, three and four story residential buildings and one office/clubhouse on approximately nine acres. Amenities include a clubhouse, leasing office, swimming pool and fitness center. The property was constructed in 1970. Property management services are being provided by the Company since the date of acquisition.

Terms of Purchase

Junipers of Yarmouth was purchased from an unaffiliated third party for approximately $9.2 million.

LINCOLN HARBOUR APARTMENTS, FT. LAUDERDALE, FLORIDA

On March 20, 1997, the Company acquired a multifamily property located in Ft. Lauderdale, Florida ("Lincoln Harbour"). Lincoln Harbour was approximately 95% occupied as of May 1, 1997. The property consists of 324 units in 15 three story residential buildings on approximately 14 acres. Amenities include a clubhouse, swimming pool, fitness center, basketball court, two indoor racquetball courts and boat dockage. The property was constructed in 1989. Property management services are being provided by the Company since the date of acquisition.

Terms of Purchase

Lincoln Harbour was purchased from an unaffiliated third party for approximately $22 million, which included the assumption of mortgage indebtedness of $10 million.

SEDONA RIDGE APARTMENTS, PHOENIX, ARIZONA

On March 24, 1997, the Company acquired a multifamily property located in Phoenix, Arizona ("Sedona Ridge"). Sedona Ridge was approximately 94% occupied as of May 1, 1997. The property consists of 250 units in 16 two story residential buildings on approximately 17 acres. Amenities include two swimming pools, two whirlpools, indoor racquetball/walleyball court, car service center, tennis court, basketball court and sand volleyball court. The property was constructed in 1988. Property management services are being provided by the Company.

Terms of Purchase

Sedona Ridge was purchased from an affiliate of the Company, Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership ("Zell/Merrill I"), for approximately $15.2 million.

KNIGHT'S CASTLE APARTMENTS, WILSONVILLE, OREGON

On March 28, 1997, the Company acquired a multifamily property located in Wilsonville, Oregon ("Knight's Castle"). Knight's Castle was approximately 93% occupied as of May 1, 1997. The property consists of 296 units in 21 two and three story residential buildings on approximately 22 acres. Amenities include a clubhouse, fitness center, outdoor pool, whirlpool spa, built-in closet organizer, patio/balconies, microwaves, dishwashers, free basic cable, washer/dryers and reserved covered parking. The property was constructed in 1991. Property management services are being provided by the Company since the date of acquisition.

Terms of Purchase

Knight's Castle was purchased from an unaffiliated third party for $15 million.

CLUB AT THE GREEN APARTMENTS, BEAVERTON, OREGON

On March 28, 1997, the Company acquired a multifamily property located in Beaverton, Oregon ("Club at the Green"). Club at the Green was approximately 93% occupied as of May 1, 1997. The property consists of 254 units in 14 two and three story residential buildings on approximately 15 acres. Amenities include a clubhouse, indoor swimming pool, sauna, jacuzzi, weight room, playground, washer/dryers in all units and wood burning fireplaces. The property was constructed in 1991. Property management services are being provided by the Company since the date of acquisition.

Terms of Purchase

Club at the Green was purchased from an unaffiliated third party for approximately $14.7 million.

COUNTRY GABLES APARTMENTS, BEAVERTON, OREGON

On April 4, 1997, the Company acquired a multifamily property located in Beaverton, Oregon ("Country Gables"). Country Gables was approximately 95% occupied as of May 1, 1997. The property consists of 288 units in 26 residential buildings on approximately 15 acres. Amenities include a clubhouse, indoor and outdoor swimming pools, spa, sauna, racquetball court, fitness facility, washer/dryers, vaulted ceilings in select units and wood burning fireplaces. The property was constructed in 1991. Property management services are being provided by the Company.

Terms of Purchase

Country Gables was purchased from an affiliate of the Company, Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership II ("Zell/Merrill II") for $17.0 million, which included the assumption of mortgage indebtedness of approximately $8.6 million.

INDIGO SPRINGS APARTMENTS, KENT, WASHINGTON

On April 4, 1997, the Company acquired a multifamily property located in Kent, Washington ("Indigo Springs"). Indigo Springs was approximately 99% occupied as of May 1, 1997. The property consists of 278 units in 25 two and three story residential buildings and one clubhouse on approximately 24 acres. Amenities include a swimming pool, fitness room, computer room, clubhouse, washer/dryers and fireplaces. The property was constructed in 1991. Property management services are being provided by the Company.

Terms of Purchase

Indigo Springs was purchased from Zell/Merrill II for $12.7 million, which included the assumption of mortgage indebtedness of approximately $8.2 million.

WATERMARK SQUARE APARTMENTS, PORTLAND, OREGON

On April 4, 1997, the Company acquired a multifamily property located in Portland, Oregon ("Watermark Square"). Watermark Square was approximately 95% occupied as of May 1, 1997. The property consists of 390 units in 21 garden-style residential buildings and two recreational buildings on approximately 12 acres. Amenities include two fitness centers, two indoor pools, spa, sauna, wood-burning fireplaces, private decks or patios and full-size washer/dryers in each unit. The property was constructed in 1990. Property management services are being provided by the Company.

Terms of Purchase

Watermark Square was purchased from Zell/Merrill II for $15.8 million, which included the assumption of mortgage indebtedness of approximately $8.7 million.

SUMMIT CHASE APARTMENTS, CORAL SPRINGS, FLORIDA

On April 29, 1997, the Company acquired a multifamily property located in Coral Springs, Florida ("Summit Chase"). Summit Chase was approximately 94% occupied as of May 20, 1997. The property consists of 140 units in 10 two story garden style residential buildings on approximately nine acres. Amenities include a leasing/management office, swimming pool, jacuzzi and tennis court. The property was constructed in 1985. Property management services are being provided by the Company since the date of acquisition.

Terms of Purchase

Summit Chase was purchased from an unaffiliated third party for approximately $5.5 million.

WILLOW BROOK APARTMENTS, DURHAM, NORTH CAROLINA

On May 13, 1997, the Company acquired a multifamily property located in Durham, North Carolina ("Willow Brook"). Willow Brook was approximately 96% occupied as of May 20, 1997. The property consists of 176 units in 13 two story and two three story residential buildings on approximately 21 acres. Amenities include a clubhouse, swimming pool, tennis courts, basketball courts, sand volleyball courts, fireplaces and in-unit washer/dryers. The property was constructed in 1986. Property management services are being provided by the Company since the date of acquisition.

Terms of Purchase

Willow Brook was purchased from an unaffiliated third party for approximately $8.5 million.

THE WILLOWS APARTMENTS, KNOXVILLE, TENNESSEE

On May 15, 1997, the Company acquired a multifamily property located in Knoxville, Tennessee ("The Willows"). The Willows was approximately 96% occupied as of May 1, 1997. The property consists of 250 units in 12 two and three story residential buildings and one clubhouse on approximately 19 acres. Amenities include a swimming pool, whirlpool, tennis court, car wash, sport court, fitness room, clubhouse and laundry facilities. The property was constructed between 1987 and 1988. Property management services are being provided by the Company.

Terms of Purchase

The Willows was purchased from Zell/Merrill I for $11 million, which included the assumption of mortgage indebtedness of approximately $8.1 million.

DISPOSITION

On March 28, 1997, the Company sold the Plantation Apartments, a 200-unit multifamily property located in Monroe, Louisiana, for a sales price of $4.8 million to an unaffiliated third party. For financial statement purposes, the Company recorded a gain of approximately $3.6 million.

ITEM 5.  OTHER EVENTS

On April 28, 1997, the Company made an $88 million investment in six mortgage loans which are collateralized by five multifamily properties.

The Company has entered into a letter of intent to purchase an additional seven multifamily properties from Zell Merrill I (the "1997 Probable Properties") for an aggregate purchase price of $90.7 million, which includes $17.1 million in cash and the assumption of mortgage indebtedness of $73.6 million. The Company plans to fund the purchase of these properties primarily from the Company's working capital. The descriptions of the 1997 Probable Properties are discussed below.

HIGHLINE OAKS APARTMENTS, DENVER, COLORADO

Highline Oaks Apartments ("Highline Oaks") is a multifamily property located in Denver, Colorado. The property consists of 220 units in 11 residential buildings and one community building on approximately 10 acres. Amenities include a swimming pool, fitness room, jacuzzi, sport courts, clubhouse, monitored alarm system, washer/dryers and fireplaces in each unit. The property was constructed in 1986. The Company currently provides property management services for this property.

MOUNTAIN BROOK APARTMENTS, CHATTANOOGA, TENNESSEE

Mountain Brook Apartments ("Mountain Brook") is a multifamily property located in Chattanooga, Tennessee. The property consists of 280 units in 19 two and three story garden style residential buildings on approximately 43 acres. Amenities include a clubhouse, outdoor pool and Jacuzzi, sport court, car wash, picnic areas with grills, laundry facilities, individual alarm systems, washer/dryer hook-ups, mountain views and wood-burning fireplaces in select units. The property was constructed in 1987. The Company currently provides property management services for this property.

RIDGEMONT APARTMENTS, CHATTANOOGA, TENNESSEE

Ridgemont Apartments ("Ridgemont") is a multifamily property located in Chattanooga, Tennessee. The property consists of 226 units in 12 two and three story garden style residential buildings and one clubhouse on approximately 21 acres. Amenities include a swimming pool, whirlpool, fitness room, sauna, clubhouse, tennis court, laundry facilities, washer/dryer hook-ups and wood burning fireplaces. The property was constructed in 1988. The Company currently provides property management services for this property.

PRESTON BEND APARTMENTS, DALLAS, TEXAS

Preston Bend Apartments ("Preston Bend") is a multifamily property located in Dallas, Texas. The property consists of 255 units in 10 garden style residential buildings and one community building on approximately nine acres. Amenities include a swimming pool, spa, car wash area, clubhouse, fitness room, tennis court, playground, sport court, in-unit washer/dryers and fireplaces in select units. The property was constructed in 1986. The Company currently provides property management services for this property.

SPINNAKER COVE APARTMENTS, NASHVILLE, TENNESSEE

Spinnaker Cove Apartments ("Spinnaker Cove") is a multifamily property located in Nashville, Tennessee. The property consists of 278 units in 16 two and three story garden style residential buildings and one clubhouse on approximately 21 acres. Amenities include a clubhouse, fitness center, steam room, two whirlpools, a two-level swimming pool with a fountain, two lighted tennis courts, car wash, sand volleyball court, picnic area with grills and tables, courtesy business center and fenced boat storage area. The property was constructed in 1986. The Company currently provides property management services for this property.

WINDEMERE APARTMENTS, MESA, ARIZONA

Windemere Apartments ("Windemere") is a multifamily property located in Mesa, Arizona. The property consists of 224 units in 18 two story residential buildings and one clubhouse on approximately 13 acres. Amenities include a spa, dry sauna, fitness facility, volleyball court, basketball court, playground, clubhouse, car wash center, gas barbecue grills, two pools and two tennis courts. The property was constructed in 1986. The Company currently provides property management services for this property.

WYNDRIDGE II & III APARTMENTS, MEMPHIS, TENNESSEE

Wyndridge II & III Apartments ("Wyndridge II & III") is a multifamily property located in Memphis, Tennessee. The property consists of 568 units in 27 two and three story residential buildings and two clubhouses on approximately 59 acres. Amenities include three swimming pools, three whirlpools, two lighted tennis courts, a fitness center, playground, jogging path, barbecue areas, indoor racquetball court, sand volleyball court, car wash area and laundry facilities. The property was constructed in 1988. The Company currently provides property management services for this property.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     C.  EXHIBITS

           24.1  Consent of Ernst & Young LLP




         No information is required under Items 1, 3, 4, and 6, and these items have therefore been omitted.

                      EQUITY RESIDENTIAL PROPERTIES TRUST


                  PRO FORMA CONDENSED CONSOLIDATED STATEMENTS





                     Required under Item 7(b) of Form 8-K

                      EQUITY RESIDENTIAL PROPERTIES TRUST
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


Capitalized terms not defined herein are used as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, as amended by Form 10-K/A, and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 1997.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1997 and Statements of Operations for the three months ended March 31, 1997 and for the year ended December 31, 1996 have been presented as if the March 1997 Common Share Offerings, the acquisition of 18 multifamily properties, the probable acquisition of seven properties and the disposition of one multifamily property had occurred on January 1, 1997 or January 1, 1996 (or March 31, 1997 for balance sheet purposes). Twelve of the acquired properties are included in the Company's Historical Balance Sheet as of March 31, 1997 and six of the properties, which were acquired subsequent to March 31, 1997, are included on a Pro Forma basis as described in Note A of the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1997.

The unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1996 or January 1, 1997.

The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to the Pro Forma Condensed Consolidated Financial Statements, the Company's Annual Report on Form 10-K for the year ended December 31, 1996, as amended by Form 10-K/A, and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 1997 and Statements of Revenue and Certain Expenses for certain of the acquired properties and the 1997 Probable Properties (included elsewhere herein).

                      EQUITY RESIDENTIAL PROPERTIES TRUST
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF MARCH 31, 1997
                                  (UNAUDITED)
                            (Amounts in thousands)

                                                                                   1997
                                                                               Most Recent                   1997
                                                                                 Acquired                  Probable
                                                           Historical         Properties (A)            Properties (B)
                                                           ----------         --------------            --------------
ASSETS
Rental property, net                                      $ 2,873,260         $       70,914            $       90,705
Investment in mortgage notes, net                              86,895                     --                        --
Cash and cash equivalents                                      84,829                (37,262)                  (17,142)
Rents receivable                                                1,351                     --                        --
Deposits-restricted                                             9,007                     --                        --
Escrows deposits-mortgage                                      17,582                     --                        --
Deferred financing costs, net                                  14,425                     --                        --
Other assets                                                   25,886                     --                        --
                                                          -----------         --------------            --------------
    Total assets                                          $ 3,113,235         $       33,652            $       73,563
                                                          ===========         ==============            ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                                    $   795,723         $       33,652            $       73,563
Line of credit                                                     --                     --                        --
Notes, net                                                    498,918                     --                        --
Accounts payable and accrued expenses                          31,243                     --                        --
Accrued interest payable                                       15,447                     --                        --
Due to affiliates                                                 656                     --                        --
Rents received in advance and other liabilities                18,904                     --                        --
Security deposits                                              15,123                     --                        --
Distributions payable                                          47,220                     --                        --
                                                          -----------         --------------            --------------
    Total liabilities                                       1,423,234                 33,652                    73,563
                                                          -----------         --------------            --------------

Commitments and contingencies
Minority Interests                                            144,264                     --                        --
                                                          -----------         --------------            --------------

Shareholders' equity:
    Common shares                                                 537                     --                        --
    Preferred shares                                          393,000                     --                        --
    Employee notes                                             (5,229)                    --                        --
    Paid in capital                                         1,243,736                     --                        --
    Distributions in excess of accumulated earnings           (86,307)                    --                        --
                                                          -----------         --------------            --------------
      Total shareholders' equity                            1,545,737                     --                        --
                                                          -----------         --------------            --------------
      Total liabilities and shareholders' equity          $ 3,113,235         $       33,652            $       73,563
                                                          ===========         ==============            ==============

                                                              Pro
                                                             Forma
                                                             -----
ASSETS
Rental property, net                                      $ 3,034,879
Investment in mortgage notes, net                              86,895
Cash and cash equivalents                                      30,425
Rents receivable                                                1,351
Deposits-restricted                                             9,007
Escrows deposits-mortgage                                      17,582
Deferred financing costs, net                                  14,425
Other assets                                                   25,886
                                                          -----------
    Total assets                                          $ 3,220,450
                                                          ===========


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                                    $   902,938
Line of credit                                                     --
Notes, net                                                    498,918
Accounts payable and accrued expenses                          31,243
Accrued interest payable                                       15,447
Due to affiliates                                                 656
Rents received in advance and other liabilities                18,904
Security deposits                                              15,123
Distributions payable                                          47,220
                                                          -----------
    Total liabilities                                       1,530,449
                                                          -----------

Commitments and contingencies
Minority Interests                                            144,264
                                                          -----------

Shareholders' equity:
    Common shares                                                 537
    Preferred shares                                          393,000
    Employee notes                                             (5,229)
    Paid in capital                                         1,243,736
    Distributions in excess of accumulated earnings           (86,307)
                                                          -----------
      Total shareholders' equity                            1,545,737
                                                          -----------
      Total liabilities and shareholders' equity          $ 3,220,450
                                                          ===========

(A) Reflects the most recent multifamily property acquisitions, which include Country Gables, Indigo Springs, Watermark Square, The Willows, Summit Chase and Willow Brook (acquired in April and May 1997) (collectively the "1997 Most Recent Acquired Properties"). In connection with such acquisitions the amounts presented include the initial purchase price as well as subsequent closing costs incurred and capital improvements required as identified in the acquisition process and the assumption of $33.7 million of mortgage indebtedness secured by four of the 1997 Most Recent Acquired Properties.

(B) Reflects the probable acquisitions of Highline Oaks, Mountain Brook, Ridgemont, Preston Bend, Spinnaker Cove, Windemere, Wyndridge II and III (collectively the "1997 Probable Properties"). In connection with the 1997 Probable Properties the amounts presented include the initial purchase price and the assumption of $73.6 million of mortgage indebtedness secured by the 1997 Probable Properties.

                      EQUITY RESIDENTIAL PROPERTIES TRUST
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   For the three months ended March 31, 1997
                                  (UNAUDITED)
                 (Amounts in thousands except for share data)


                                                                        1997            1997
                                                                     Previously      Most Recent        1997
                                                                      Acquired         Acquired        Probable
                                                       Historical   Properties (A)   Properties (B)  Properties (C)
                                                       ----------   --------------   --------------  --------------
REVENUES
Rental income                                           $134,235        $4,645          $2,890          $3,696
Fee and asset management                                   1,578            --              --              --
Interest income - investment in mortgage notes             3,683            --              --              --
Interest and other income                                  1,891            --              --              --
                                                        --------        ------          ------          ------
   Total revenues                                        141,387         4,645           2,890           3,696
                                                        --------        ------          ------          ------

EXPENSES
Property and maintenance                                  32,334         1,225             935           1,186
Real estate taxes and insurance                           13,911           517             292             265
Property management                                        5,671            --              --              --
Fee and asset management                                     967            --              --              --
Depreciation                                              28,877            --              --              --
Interest:
   Expense incurred                                       23,293            --              --              --
   Amortization of deferred financing costs                  603            --              --              --
General and administrative                                 2,975            --              --              --
                                                        --------        ------          ------          ------
   Total expenses                                        108,631         1,742           1,227           1,451
                                                        --------        ------          ------          ------

Income before gain on disposition of properties
   and allocation to Minority Interests                   32,756        $2,903          $1,663          $2,245
                                                                        ======          ======          ======
Gain on disposition of properties                          3,632
                                                        --------

Income before allocation to Minority Interests            36,388

(Income) allocated to Minority Interests (F)              (3,426)
                                                        --------

Net income                                                32,962
Preferred distributions                                    9,061
                                                         -------

Net income available to Common Shares                   $ 23,901
                                                        ========

Net income per weighted average Common
   Share outstanding                                    $   0.46
                                                        ========

Weighted average Common Shares outstanding                51,791
                                                        ========

                                                            1997
                                                          Disposed                            Pro
                                                        Property (D)    Adjustments (E)      Forma
                                                        ------------    ---------------     --------
REVENUES
Rental income                                              $(222)         $     --          $145,244
Fee and asset management                                      --                --             1,578
Interest income - investment in mortgage notes                --                --             3,683
Interest and other income                                     --            (1,094)              797
                                                           -----           -------          --------
   Total revenues                                           (222)           (1,094)          151,302
                                                           -----           -------          --------

EXPENSES
Property and maintenance                                     (93)             (594)           34,993
Real estate taxes and insurance                              (14)               --            14,971
Property management                                          (12)              248             5,907
Fee and asset management                                      --                --               967
Depreciation                                                 (38)            2,756            31,595
Interest:
   Expense incurred                                           --             2,232            25,525
   Amortization of deferred financing costs                   --                                 603
General and administrative                                    --                --             2,975
                                                           -----           -------          --------
   Total expenses                                           (157)            4,642           117,536
                                                           -----           -------          --------

Income before gain on disposition of properties
   and allocation to Minority Interests                      (65)           (5,736)           33,766
                                                           =====           =======                --
                                                                                             -------
Gain on disposition of properties


Income before allocation to Minority Interests                                                33,766

(Income) allocated to Minority Interests (F)                                                  (2,972)
                                                                                            --------

Net income                                                                                    30,794
Preferred distributions                                                                        9,061
                                                                                            --------
Net income available to Common Shares                                                       $ 21,733
                                                                                            ========
Net income per weighted average Common
   Share outstanding                                                                        $   0.40
                                                                                            ========

Weighted average Common Shares outstanding                                             (G)    53,713
                                                                                            ========

(A) Reflects the results of operations for Town Center, Harborview, The Cardinal, Trails at Dominion, Dartmouth Woods, Rincon, Waterford at the Lakes, Junipers at Yarmouth, Lincoln Harbor, Sedona Ridge, Club at the Green and Knight's Castle (acquired from January through March 1997) (collectively the "1997 Previously Acquired Properties"). The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1997 through the respective acquisition dates for each property.

(B) Reflects the results of operations for the 1997 Most Recent Acquired Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1997 Most Recent Acquired Properties for the three months ended March 31, 1997.

(C) Reflects the results of operations for the 1997 Probable Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1997 Probable Properties for the three months ended March 31, 1997.

(D) Reflects the elimination of the results of operations for the Plantation
    Apartments (the "1997 Disposed Property") for the period from January 1,
    1997 through the disposition date for the property.

(E) Reflects the following adjustments to the 1997 Previously Acquired
    Properties and the 1997 Most Recent Acquired Properties results of operations as follows:

    Interest and other income:
      Reduction of interest income due to the use of working capital for
        property acquisitions                                                            $(1,094)
                                                                                          ======
    Property and maintenance:
      The elimination of third-party management fees where the Company is
        providing onsite property management services                                    $  (594)
                                                                                          ======
    Property management:
      Incremental cost associated with self management of the 1997 Most Recent
        Acquired Properties and the 1997 Probable Properties for the three months ended March 31, 1997 and the 1997 Previously Acquired Properties
        for the period from January 1, 1997 through the respective acquisition
        dates for each property.                                                         $   248
                                                                                          ======
    Depreciation:
      Reflects depreciation based on the expected total investment of $161.6 million for the 1997 Most Recent Acquired Properties and the 1997
        Probable Properties and the expected total investment of $214.4 million for the 1997 Previously Acquired Properties less 10% allocated to land and depreciated over a 30-year life for real property. Depreciation for the 1997 Previously Acquired Properties reflect amounts from January 1,
        1997 through the respective acquisition dates for each property.                 $ 2,756
                                                                                          ======
    Interest:
    Expense incurred:
      Interest on mortgage indebtedness for certain of the 1997 Previously
        Acquired Properties, the 1997 Most Recent Acquired Properties and the
        1997 Probable Properties (H)                                                     $ 2,232
                                                                                          ======

(F) A portion of income was allocated to Minority Interests representing interests in the Operating Partnership not owned by the Company. The pro forma allocation to Minority Interests (represented by OP Units) is based upon the percentage owned by such Minority Interests as a result of the pro forma transactions.

(G) Pro Forma weighted average Common Shares outstanding for the three months ended March 31, 1997 was 53.7 million, which includes 53.7 million Common Shares outstanding as of March 31, 1997. The Common Shares outstanding does not include any shares issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(H) Detail of interest expense on mortgage indebtedness for certain of the 1997 Previously Acquired Properties, the 1997 Most Recent Acquired Properties and and the 1997 Probable Properties:

                                                  Mortgage    Interest    Interest
                       Property                 Indebtedness    Rate      Expense
            -------------------------------     ------------  --------    --------
            Harborview (1)                       $ 12,688      8.85%      $   62
            The Cardinal (1)                        7,532      8.63%          52
            Trails at Dominion (1)                  9,100      8.78%          90
            Trails at Dominion (1)                 10,391      9.00%         101
            Trails at Dominion (1)                  6,698      7.70%          57
            Dartmouth Woods (1)                     4,442      8.25%          55
            Lincoln Harbor (1)                     10,000      6.68%         111
            Highline Oaks                           7,100      6.75%         120
            Preston Bend                            8,664      6.50%         141
            Spinnaker Cove                         14,205      4.45%         158
            Wyndridge II & III                     24,990      4.25%         265
            Mountain Brook                          6,553      6.25%         102
            Ridgemont                               5,582      6.25%          87
            The Willows                             8,110      9.75%         198
            Country Gables                          8,648      7.71%         167
            Indigo Springs                          8,186      8.00%         164
            Watermark Square                        8,708      8.68%         189
            Windemere                               6,469      7.00%         113
                                                 --------                 ------
            Totals                               $168,066                 $2,232
                                                 ========                 ======

(1) The amounts presented for these properties represent the historical amounts for the periods from January 1, 1997 through the respective acquisition dates for each property.

                      EQUITY RESIDENTIAL PROPERTIES TRUST
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the year ended December 31, 1996
                                  (UNAUDITED)
                 (Amounts in thousands except for share data)


                                                            1997           1997           1997
                                                          Acquired       Probable       Disposed                         Pro
                                          Historical   Properties (A)  Properties (B)  Property (C)   Adjustments (D)   Forma
                                          ----------   --------------  --------------  ------------  ---------------   -------
REVENUES
Rental income                              $454,412        $40,638         $14,021        $(915)        $    --        $508,156
Fee and asset management                      6,749            --              --            --              --           6,749
Interest income - investment in
  mortgage notes                             12,819            --              --            --              --          12,819
Interest and other income                     4,405            --              --            --           (2,942)         1,463
                                           --------        -------         -------        -----         --------       --------
    Total Revenues                          478,385         40,638          14,021         (915)          (2,942)       529,187
                                           --------        -------         -------        -----         --------       --------
EXPENSES
Property and maintenance                    127,172         10,723           6,014         (343)          (2,427)       141,139
Real estate taxes and insurance              44,128          4,841           1,112          (58)             --          50,023
Property management                          17,512            --              --           (47)           1,367         18,832
Fee and asset management                      3,837            --              --            --              --           3,837
Depreciation                                 93,253            --              --          (156)          10,569        103,666
Interest:
   Expense incurred                          81,351            --              --            --           11,873         93,224
   Amortization of deferred
     financing costs                          4,242            --              --            --              --           4,242
General and administrative                    9,857            --              --            --              --           9,857
                                           --------        -------         -------        ----- -       --------       --------
   Total expenses                           381,352         15,564           7,126         (604)          21,382        424,820
                                           --------        -------         -------        -----         --------       --------
Income before gain on disposition
of properties                                97,033        $25,074         $ 6,895        $(311)        $(24,324)       104,367
Gain on disposition of properties            22,402        =======         =======        =====         ========            --
                                           --------                                                                    --------
Income before extraordinary item            119,435                                                                     104,367
Extraordinary item:
   Write-off of unamortized costs on
     refinanced debt                         (3,512)                                                                        --
                                           --------                                                                    --------
Income before allocation to
  Minority Interests                        115,923                                                                     104,367
(Income) allocated to Minority
  Interests(E)                              (14,299)                                                                    (12,343)
                                           --------                                                                    --------
Net income                                  101,624                                                                      92,024
Preferred distributions                      29,015                                                                      29,015
                                           --------                                                                    --------
Net income available to Common Shares      $ 72,609                                                                    $ 63,009
                                           ========                                                                    ========
Net income per weighted average
  Common Share outstanding                 $   1.70                                                                    $   1.42
                                           ========                                                                    ========
Weighted average Common Shares
  outstanding                                42,586                                                                   (F)44,507
                                           ========                                                                    ========

(A) Reflects the results of operations of the 1997 Previously Acquired Properties and the 1997 Most Recent Acquired Properties (collectively the "1997 Acquired Properties"). The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1997 Acquired Properties for the year ended December 31, 1996.

(B) Reflects the results of operations of the 1997 Probable Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1997 Probable Properties for the year ended December 31, 1996.

(C) Reflects the elimination of the results of operations for the 1997 Disposed Property for the year ended December 31, 1996.


(D) Reflects the following adjustments:

    Interest and other income:
      Reduction of interest income due to the use of working capital for
        property acquisitions                                                              $(2,942)
                                                                                            ======
    Property and maintenance:
      The elimination of third-party management fees where the Company is
        providing onsite property management services                                      $(2,427)
                                                                                            ======
    Property management:
      Incremental cost associated with self management of the 1997 Acquired
        Properties and the 1997 Probable Properties for the year ended December 31,
        1996                                                                               $ 1,367
                                                                                            ======
    Depreciation:
      Reflects depreciation based on the expected total investment of $376 million for the 1997 Acquired Properties and the 1997 Probable Properties
        less amounts allocated to land, generally 10%, and depreciated over a 30-year
        life for real property.                                                            $10,569
                                                                                            ======
    Interest:
    Expense incurred:
      Interest on mortgage indebtedness for certain of the 1997 Acquired
        Properties and the 1997 Probable Properties (G)                                    $11,873
                                                                                            ======

(E) A portion of income/loss was allocated to Minority Interests representing interests in the Operating Partnership not owned by the Company. The pro forma allocation to Minority Interests (represented by OP Units) is based upon the percentage owned by such Minority Interests as a result of the pro forma transactions.

(F) Pro Forma weighted average Common Shares outstanding for the year ended December 31, 1996 was 44.5 million, which includes 42.6 million weighted average Common Shares outstanding as of December 31, 1996 plus the issuance of 1.9 million Common Shares in connection with the March 1997 Common Share Offerings. The Common Shares outstanding does not include any shares issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(G) Detail of interest expense on mortgage indebtedness for certain of the 1997 Acquired Properties and the 1997 Probable Properties:

                                       Mortgage    Interest   Interest
                   Property          Indebtedness    Rate     Expense
           -----------------------   ------------  --------   --------
           Harborview                 $ 12,688       8.85%    $ 1,123
           The Cardinal                  7,532       8.63%        649
           Trails at Dominion            9,100       8.78%        799
           Trails at Dominion           10,391       9.00%        935
           Trails at Dominion            6,698       7.70%        516
           Dartmouth Woods               4,442       8.25%        366
           Lincoln Harbor               10,000       6.68%        668
           Highline Oaks                 7,100       6.75%        479
           Preston Bend                  8,664       6.50%        563
           Spinnaker Cove               14,205       4.45%        632
           Wyndridge II & III           24,990       4.25%      1,062
           Mountain Brook                6,553       6.25%        410
           Ridgemont                     5,582       6.25%        349
           The Willows                   8,110       9.75%        791
           Country Gables                8,648       7.71%        667
           Indigo Springs                8,186       8.00%        655
           Watermark Square              8,708       8.68%        756
           Windemere                     6,469       7.00%        453
                                      --------                -------
           Totals                     $168,066                $11,873
                                      ========                =======


                             STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES





                     Required under Item 7(a) of Form 8-K

                        REPORT OF INDEPENDENT AUDITORS



The Board of Trustees of
Equity Residential Properties Trust


We have audited the accompanying combined Statements of Revenue and Certain Expenses of the Zell/Merrill Properties (the Properties) described in Note 2 for each of the three years in the period ended December 31, 1996. These combined Statements of Revenue and Certain Expenses are the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statements of Revenue and Certain Expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements of Revenue and Certain Expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statements of Revenue and Certain Expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and are not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the combined Statements of Revenue and Certain Expenses referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

                                                        ERNST & YOUNG LLP

Chicago, Illinois
March 25, 1997

                            ZELL/MERRILL PROPERTIES
                        COMBINED STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)


                                                  For the
                                             Three Months Ended          For the                For the               For the
                                               March 31, 1997          Year Ended             Year Ended            Year Ended
                                                (Unaudited)         December 31, 1996      December 31, 1995     December 31, 1994
                                             ------------------     -----------------      -----------------     -----------------
REVENUE
    Rental Income                            $            6,191     $          25,212      $          24,038     $          23,198
                                             ------------------     -----------------      -----------------     -----------------


CERTAIN EXPENSES
    Property operating and maintenance                    1,744                 6,899                  7,018                 6,782
    Real estate taxes and insurance                         516                 2,100                  2,008                 2,242
    Management fees                                         310                 1,269                  1,235                 1,119
                                             ------------------     -----------------      -----------------     -----------------
                                                          2,570                10,268                 10,261                10,143
                                             ------------------     -----------------      -----------------     -----------------

REVENUE IN EXCESS OF CERTAIN
  EXPENSES                                   $            3,621     $          14,944      $          13,777     $          13,055
                                             ==================     =================      =================     =================




                            See accompanying notes.

                            ZELL/MERRILL PROPERTIES
                         NOTES TO COMBINED STATEMENTS
                        OF REVENUE AND CERTAIN EXPENSES

Note 1 - Summary of Significant Accounting Policies


     The accompanying combined statements of revenue and certain expenses for the three years ended December 31, 1996 and the three months ended March 31, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements are not representative of the actual operations of the Zell/Merrill Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by Equity Residential Properties Trust and its subsidiaries (the "Company") in the proposed future operations of the Zell/Merrill Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Zell/Merrill Properties.

     In preparation of the Company's Combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis. Expenses are recognized in the period in which they are incurred.


Note 2 - Description of Properties

     The following properties are included in the combined statements of revenue and certain expenses:

                                                                   Date
       Property Name          Location        Seller (A)         Acquired
       -------------          --------        ----------         --------
     Sedona Ridge          Phoenix, AZ        Zell/Merrill I     3/24/97
     Country Gables        Beaverton, OR      Zell/Merrill II     4/4/97
     Indigo Springs        Kent, WA           Zell/Merrill II     4/4/97
     Watermark Square      Portland, OR       Zell/Merrill II     4/4/97
     The Willows           Knoxville, TN      Zell/Merrill I     5/15/97
     Highline Oaks         Denver, CO         Zell/Merrill I       (C)
     Mountain Brook        Chattanooga, TN    Zell/Merrill I       (C)
     Ridgemont             Chattanooga, TN    Zell/Merrill I       (C)
     Preston Bend          Dallas, TX         Zell/Merrill I       (C)
     Spinnaker Cove        Nashville, TN      Zell/Merrill I       (C)
     Windemere             Mesa, AZ           Zell/Merrill I       (C)
     Wyndridge II & III    Memphis, TN        Zell/Merrill I       (C)


                                 Number         Total
       Property Name            of Units      Investment (B)
       -------------            --------      --------------
     Sedona Ridge                 250         $   15,200,000
     Country Gables               288             17,000,000
     Indigo Springs               278             12,700,000
     Watermark Square             390             15,800,000
     The Willows                  250             11,000,000
     Highline Oaks                220             10,700,000
     Mountain Brook               280              7,600,000
     Ridgemont                    226              7,600,000
     Preston Bend                 255             11,000,000
     Spinnaker Cove               278             14,205,000
     Windemere                    224              9,600,000
     Wyndridge II & III           568             30,000,000
                                --------      --------------
                                 3,507        $  162,405,000
                                ========      ==============


Notes:

(A) The Zell/Merrill Properties have been presented on a combined basis because all of the properties are commonly managed by the Company and because the selling entities, Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership ("Zell/Merrill I") and Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership II ("Zell/Merrill II"), are all ultimately controlled by Mr. Samuel Zell, Chairman of the Board of the Company.

(B)  Includes initial purchase price.

(C) The Company has a commitment to acquire this property or has reached an agreement in principle and is in the final stages of documenting the acquisition of this property.

Note 3 - Related Party Transactions

     During the years ended December 31, 1996 and 1995 and during the unaudited interim period from January 1, 1997 to March 31, 1997, the Zell/Merrill Properties were managed by the Company. During the year ended December 31, 1994, all of the Zell/Merrill Properties, except for Country Gables, Indigo Springs and Watermark Square, were managed by the Company. Of the management fees paid during 1994, approximately $827,000 were paid to the Company. The management agreements provided for a fee based on a percentage of gross receipts, as defined by each of the Zell/Merrill Properties' individual management agreements.

     Insurance premiums of approximately $359,000, $249,000 and $268,000 for the years ended December 31, 1994, 1995 and 1996, respectively, were incurred from and coverage was provided by an affiliate of the Seller.

     The general partner of the entities that own the Zell/Merrill Properties are ultimately controlled by Mr. Samuel Zell, who is also Chairman of the Board of the Company.

                        REPORT OF INDEPENDENT AUDITORS



The Board of Trustees of
Equity Residential Properties Trust


We have audited the accompanying Statement of Revenue and Certain Expenses of Harborview (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                             ERNST & YOUNG LLP

Chicago, Illinois
May 16, 1997

                                  HARBORVIEW
                             STATEMENT OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)

                                                                  For the
                                                                 Year Ended
                                                              December 31, 1996
                                                              -----------------
REVENUE
    Rental Income                                             $           2,325
                                                              -----------------

CERTAIN EXPENSES
    Property operating and maintenance                                      440
    Real estate taxes and insurance                                         199
    Management fees                                                          74
                                                              -----------------
                                                                            713
                                                              -----------------
REVENUE IN EXCESS OF CERTAIN EXPENSES                         $           1,612
                                                              =================

                            See accompanying notes.

                                  HARBORVIEW
                             NOTES TO STATEMENT OF
                         REVENUE AND CERTAIN EXPENSES

Note 1 - Summary of Significant Accounting Policies

     The accompanying statement of revenue and certain expenses for the year ended December 31, 1996 was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statement is not representative of the actual operations of Harborview for the period presented as certain expenses, which may not be comparable to the expenses to be incurred by Equity Residential Properties Trust and its subsidiaries (the "Company") in the proposed future operations of Harborview, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Harborview.

     In preparation of the Company's Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     Harborview had a management agreement with a management company unaffiliated with the Company through the acquisition date to maintain and manage the operations of the apartment complex. Management fees were based on 4% of gross receipts. In 1996, all of the management fees were paid to an affiliate of the seller. Upon acquisition of Harborview by the Company, such management contract was cancelled at which time the Company began to manage Harborview.

Note 2 - Description of Property

         The following property is included in the statement of revenue and certain expenses:

                                        Date        Number          Total
     Property Name     Location       Acquired     of Units     Investment (A)
     -------------  --------------    --------     --------     --------------
     Harborview     San Pedro, CA     1/21/97         160         $19,115,000

   Notes:

   (A) Includes initial purchase price, closing costs, start up costs and amounts specified at date of purchase for future capital improvements.

                        REPORT OF INDEPENDENT AUDITORS



The Board of Trustees of
Equity Residential Properties Trust


We have audited the accompanying Statement of Revenue and Certain Expenses of Trails at Dominion (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                        ERNST & YOUNG LLP

Chicago, Illinois
May 6, 1997

                              TRAILS AT DOMINION
                             STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)


                                        For the Period
                                        January 1, 1997 -        For the
                                       February 12, 1997        Year Ended
                                           (Unaudited)       December 31, 1996
                                       -------------------   -----------------
REVENUE
  Rental Income                                $988                $6,537
                                               ----                ------
CERTAIN EXPENSES
  Property operating and maintenance            225                 1,587
  Real estate taxes and insurance               147                 1,273
  Management fees                                37                   326
                                               ----                ------
                                                409                 3,186
                                               ----                ------
REVENUE IN EXCESS OF CERTAIN
 EXPENSES                                      $579                $3,351
                                               ====                ======

                            See accompanying notes.

                              TRAILS AT DOMINION
                            NOTES TO STATEMENTS OF
                         REVENUE AND CERTAIN EXPENSES

 Note 1 - Summary of Significant Accounting Policies

     The accompanying statements of revenue and certain expenses for the year ended December 31, 1996 and the three months ended March 31, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements are not representative of the actual operations of Trails at Dominion for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by Equity Residential Properties Trust and its subsidiaries (the "Company") in the proposed future operations of Trails at Dominion, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Trails at Dominion.

     In preparation of the Company's Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     Trails at Dominion had a management agreement with a management company unaffiliated with the Company through the acquisition date to maintain and manage the operations of the apartment complex. Management fees were based on 5% of gross receipts. In 1996, all of the management fees were paid to an affiliate of the seller. Upon acquisition of Trails at Dominion by the Company, such management contract was cancelled at which time the Company began to manage Trails at Dominion.

Note 2 - Description of Property

     The following property is included in the statements of revenue and certain expenses:

                                               Date      Number        Total
            Property Name      Location     Acquired   of Units   Investment (A)
         ------------------   -----------   --------   --------   --------------
         Trails at Dominion   Houston, TX   2/12/97      843        $38,750,000

     Notes:

     (A) Includes initial purchase price, closing costs, start up costs and amounts specified at date of purchase for future capital improvements.

                        REPORT OF INDEPENDENT AUDITORS



The Board of Trustees of
Equity Residential Properties Trust


We have audited the accompanying Statement of Revenue and Certain Expenses of Rincon (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                           ERNST & YOUNG LLP

Chicago, Illinois
May 7, 1997

                                    RINCON
                             STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)

                                               For the Period
                                               January 1, 1997-             For the
                                              February 28, 1997            Year Ended
                                                 (Unaudited)           December 31, 1996
                                            --------------------     ---------------------
REVENUE
    Rental Income                           $               403      $             1,183
                                            --------------------     ---------------------


CERTAIN EXPENSES
    Property operating and maintenance                      112                      425
    Real estate taxes and insurance                          44                      123
    Management fees                                          25                       57
                                            --------------------     ---------------------
                                                            181                      605
                                            --------------------     ---------------------

REVENUE IN EXCESS OF CERTAIN
  EXPENSES                                  $               222      $               578
                                            ====================     =====================

                            See accompanying notes.

                                    RINCON
                            NOTES TO STATEMENTS OF
                         REVENUE AND CERTAIN EXPENSES

Note 1 - Summary of Significant Accounting Policies


     The accompanying statements of revenue and certain expenses for the year ended December 31, 1996 and the three months ended March 31, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements are not representative of the actual operations of Rincon for the period presented as certain expenses, which may not be comparable to the expenses to be incurred by Equity Residential Properties Trust and its subsidiaries (the "Company") in the proposed future operations of Rincon, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Rincon.

     In preparation of the Company's Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     Rincon had a management agreement with a management company unaffiliated with the Company through the acquisition date to maintain and manage the operations of the apartment complex. Management fees were based on 5% of gross receipts. In 1996, all of the management fees were paid to an affiliate of the seller. Upon acquisition of Rincon by the Company, such management contract was cancelled at which time the Company began to manage Rincon.


 Note 2 - Description of Property

     The following property is included in the statements of revenue and certain expenses:

                                      Date        Number        Total
     Property Name    Location      Acquired     of Units   Investment (A)
     -------------    --------      --------     --------   --------------
     Rincon           Houston, TX   2/28/97        288      $   21,175,000

  Notes:

  (A) Includes initial purchase price, closing costs, start up costs and amounts specified at date of purchase for future capital improvements.

  Rincon consists of 8 buildings which were all under development during a portion of 1996. As a result, the accompanying statement only reflects the certain expenses of each building subsequent to the date each building was placed in service in September 1996.

                        REPORT OF INDEPENDENT AUDITORS



The Board of Trustees of
Equity Residential Properties Trust


We have audited the accompanying Statement of Revenue and Certain Expenses of Waterford at the Lakes (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                        ERNST & YOUNG LLP

Chicago, Illinois
May 12, 1997

                            WATERFORD AT THE LAKES
                             STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)

                                               For the Period
                                               January 1, 1997-            For the
                                              February 28, 1997          Year Ended
                                                 (Unaudited)          December 31, 1996
                                             ------------------       -----------------
REVENUE
    Rental Income                            $              447       $           2,661
                                             ------------------       -----------------


CERTAIN EXPENSES
    Property operating and maintenance                      173                     641
    Real estate taxes and insurance                          53                     268
    Management fees                                          22                     132
                                             ------------------      ------------------
                                                            248                   1,041
                                             ------------------      ------------------

REVENUE IN EXCESS OF CERTAIN
  EXPENSES                                   $              199      $            1,620
                                             ==================      ==================

                            See accompanying notes.

                            WATERFORD AT THE LAKES
                            NOTES TO STATEMENTS OF
                         REVENUE AND CERTAIN EXPENSES


Note 1 - Summary of Significant Accounting Policies

     The accompanying statements of revenue and certain expenses for the year ended December 31, 1996 and the three months ended March 31, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements are not representative of the actual operations of Waterford at the Lakes for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by Equity Residential Properties Trust and its subsidiaries (the "Company") in the proposed future operations of Waterford at the Lakes, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Waterford at the Lakes.

     In preparation of the Company's Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     Waterford at the Lakes had a management agreement with a management company unaffiliated with the Company through the acquisition date to maintain and manage the operations of the apartment complex. Management fee were based on 5% of gross receipts. In 1996, all of the management fees were paid to an affiliate of the seller. Upon acquisition of Waterford at the Lakes by the Company, such management contract was cancelled at which time the Company began to manage Waterford at the Lakes.


Note 2 - Description of Property

     The following property is included in the statements of revenue and certain expenses:

                                               Date        Number        Total
     Property Name             Location      Acquired     of Units   Investment (A)
     -------------             --------      --------     --------   --------------
     Waterford at the Lakes    Kent, WA       2/28/97       344       $  19,152,000

  Notes:

  (A) Includes initial purchase price, closing costs, start up costs and amounts specified at date of purchase for future capital improvements.

                        REPORT OF INDEPENDENT AUDITORS



The Board of Trustees of
Equity Residential Properties Trust


We have audited the accompanying Statement of Revenue and Certain Expenses of Lincoln Harbour (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                        ERNST & YOUNG LLP

Chicago, Illinois
May 16, 1997

                                LINCOLN HARBOUR
                             STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)

                                              For the Period
                                              January 1, 1997-            For the
                                              March 20, 1997             Year Ended
                                                (Unaudited)           December 31, 1996
                                            ------------------        -----------------
REVENUE
   Rental Income                            $              817        $           3,062
                                            ------------------        -----------------


CERTAIN EXPENSES
   Property operating and maintenance                      183                      871
   Real estate taxes and insurance                         120                      447
   Management fees                                          27                      114
                                            ------------------        -----------------
                                                           330                    1,432
                                            ------------------        -----------------

REVENUE IN EXCESS OF CERTAIN
   EXPENSES                                 $              487        $           1,630
                                            ==================        =================


                            See accompanying notes.

LINCOLN HARBOUR
NOTES TO STATEMENTS OF
REVENUE AND CERTAIN EXPENSES

Note 1 - Summary of Significant Accounting Policies

     The accompanying statements of revenue and certain expenses for the year ended December 31, 1996 and the three months ended March 31, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements are not representative of the actual operations of Lincoln Harbor for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by Equity Residential Properties Trust and its subsidiaries (the "Company") in the proposed future operations of Lincoln Harbor, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Lincoln Harbor.

     In preparation of the Company's Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     Lincoln Harbor had a management agreement with a management company unaffiliated with the Company through the acquisition date to maintain and manage the operations of the apartment complex. Management fees were based on 3.75% of gross receipts. In 1996, all of the management fees were paid to an affiliate of the seller. Upon acquisition of Lincoln Harbor by the Company, such management contract was cancelled at which time the Company began to manage Lincoln Harbor.

Note 2 - Description of Property

     The following property is included in the statements of revenue and certain expenses:

                                                    Date      Number       Total
            Property Name        Location         Acquired   of Units   Investment (A)
         -----------------   ------------------   --------   --------   --------------
         Lincoln Harbour     Ft. Lauderdale, FL    3/20/97      324      $22,285,000

Notes:

(A) Includes initial purchase price, closing costs, start up costs and amounts specified at date of purchase for future capital improvements.

                         REPORT OF INDEPENDENT AUDITORS



The Board of Trustees of
Equity Residential Properties Trust


We have audited the accompanying combined Statement of Revenue and Certain Expenses of Club at the Green and Knights Castle (the Properties) for the year ended December 31, 1996. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                        ERNST & YOUNG LLP

Chicago, Illinois
May 9, 1997

                     CLUB AT THE GREEN AND KNIGHT'S CASTLE
                        COMBINED STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)

                                               For the
                                         Three Months Ended             For the
                                           March 31, 1997              Year Ended
                                             (Unaudited)            December 31, 1996
                                         ------------------         -----------------
REVENUE
   Rental Income                         $            1,033         $           4,090
                                         ------------------         -----------------


CERTAIN EXPENSES
   Property operating and maintenance                   251                       960
   Real estate taxes and insurance                      111                       397
   Management fees                                       36                       142
                                         ------------------         -----------------
                                                        398                     1,499
                                         ------------------         -----------------

REVENUE IN EXCESS OF CERTAIN
   EXPENSES                              $              635         $           2,591
                                         ==================         =================

                            See accompanying notes.

                     CLUB AT THE GREEN AND KNIGHT'S CASTLE
                         NOTES TO COMBINED STATEMENTS
                        OF REVENUE AND CERTAIN EXPENSES



Note 1 - Summary of Significant Accounting Policies

     The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1996 and the three months ended March 31, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements are not representative of the actual operations of Club at the Green and Knight's Castle for the period presented as certain expenses, which may not be comparable to the expenses to be incurred by Equity Residential Properties Trust and its subsidiaries (the "Company") in the proposed future operations of Club at the Green and Knight's Castle, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Club at the Green and Knight's Castle.

     In preparation of the Company's Combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     Club at the Green and Knight's Castle had a management agreement with a management company unaffiliated with the Company through the acquisition dates to maintain and manage the operations of the apartment complexes. Management fees were based on 3.5% of gross receipts. In 1996, all of the management fees were paid to an affiliate of the seller. Upon acquisition of Club at the Green and Knight's Castle by the Company, such management contract was cancelled at which time the Company began to manage Club at the Green and Knight's Castle.

Note 2 - Description of Properties

     The following properties are included in the combined statements of revenue and certain expenses:

                                              Date      Number        Total
       Property Name         Location       Acquired   of Units   Investment (A)
     -----------------    ---------------   --------   --------   --------------
     Club at the Green    Beaverton, OR     3/28/97         254   $   14,925,000
     Knight's Castle      Wilsonville, OR   3/28/97         296       16,027,000
                                                       --------   --------------
                                                            550   $   30,952,000
                                                       ========   ==============

Notes:

(A) Includes initial purchase price, closing costs, start up costs and amounts specified at date of purchase for future capital improvements.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              EQUITY RESIDENTIAL PROPERTIES TRUST



May 29, 1997                  By: /s/  Michael J. McHugh
------------                      ---------------------------------------
   (Date)                              Michael J. McHugh
                            Senior Vice President, Chief Accounting
                                      Officer and Treasurer